                                                                 Exhibit 10.5.10


                               CONTINUING GUARANTY

          FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan, advance or other financial accommodation heretofore or hereafter at any time made or granted to, of any purchase or other acquisition of retail installment sales contracts, leases, conditional sales contracts or other security agreements or instruments from, and of any extension of credit or of the transaction of any business with UNITED NISSAN, INC. ("DEALER") by WORLD OMNI FINANCIAL CORP., WORLD OMNI LEASING, INC. or TOYOTA MOTOR CREDIT CORPORATION (hereinafter, together with their transferees, successors and assigns, individually referred to as a "LENDER" and collectively referred to as the "LENDERS"), which loans, advances, purchases, acquisitions, or extensions of credit would not have been made but for this Continuing Guaranty, each of the undersigned (hereinafter, individually a "GUARANTOR" and collectively the "GUARANTORS"), jointly and severally, and absolutely and unconditionally, guarantee to each LENDER that DEALER shall fully, promptly and faithfully perform and pay and discharge all DEALER's present and future obligations to each LENDER (collectively, the "Obligations"), whether direct, indirect or contingent, whether incurred by DEALER as the primary debtor, co-maker, or guarantor, whether otherwise guaranteed or secured, or whether on open account, evidenced by an instrument, or otherwise. The GUARANTORS agree to pay in full on demand all sums due and to become due to each LENDER from DEALER if not paid when due by DEALER, whether at maturity or earlier, by reason of acceleration or otherwise, together with interest and all losses, costs, attorneys' fees (provided, however, that if this Continuing Guaranty is governed by and construed and enforced under the laws of the State of Georgia, the GUARANTORS shall pay to each LENDER attorneys' fees at the rate of 15% of the principal and interest owing by DEALER to each LENDER), other legal expenses, and other expenses which each LENDER may suffer, including attorneys' fees for any appellate procedure, arbitration or consultation, by reason of DEALER's default. Each of the GUARANTORS warrants to each LENDER that it has adequate means to obtain from the DEALER on a continuing basis information concerning the financial condition of the DEALER and that it is not relying on the LENDERS to provide such information either now or in the future.

          The GUARANTORS hereby individually subordinate any sums now or hereafter due to them from DEALER (the "Subordinated Indebtedness") to the payment of any sums now or hereafter due each LENDER from the DEALER. The GUARANTORS further agree that none of them, without prior written consent of each LENDER, shall demand payment of, take steps for the collection of, assign, transfer or otherwise dispose of any of the Subordinated Indebtedness, or any part thereof, nor shall they enforce collection against any collateral securing any Subordinated


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Indebtedness, nor demand or accept any property belonging to DEALER as security for any Subordinated Indebtedness as long as DEALER should be indebted to any LENDER. It is the understanding of the parties that payments (in fair and reasonable amounts) shall be allowed to be paid by DEALER to the GUARANTORS for:
(i) wage and salary payments for services rendered after the date hereof or for a current payroll period; (2) reimbursement for ordinary and necessary travel and entertainment expenses actually incurred and paid by a GUARANTOR after the date hereof for the benefit of DEALER; and (3) payments for materials or services furnished by the GUARANTORS to the DEALER in the ordinary course of business dealings between a GUARANTOR and DEALER. In all respects, except as above set forth specifically, any indebtedness or other obligation of the DEALER to the GUARANTORS shall be subordinate to the debt of each LENDER.

          As security for the payment and performance of all of the GUARANTORS' obligations hereunder, each of the GUARANTORS hereby assigns, transfers, and sets over to the LENDERS, all of their right, title and interest in and to all of the Subordinated Indebtedness and any collateral pledged, granted or given to a GUARANTOR as security therefor and agrees to execute such instruments as may be reasonably requested from time to time, in the discretion of each LENDER, to effectuate, complete or further confirm this assignment and transfer; and each GUARANTOR hereby agrees to hold in trust for and promptly remit to the LENDERS for application upon the debt due the LENDERS from DEALER any amount such GUARANTOR receives from DEALER or any other person on account of the Subordinated Indebtedness. Each of the undersigned GUARANTORS shall furnish each LENDER such balance sheets, statements of income, expenditure and surplus statements, together with any other financial statements as may be reasonably requested from time to time, at the discretion of each LENDER. Additionally, each GUARANTOR shall execute and agree to all terms included in any assumption agreement, subordination agreement or other guaranty reasonably requested by each LENDER.

          With respect to each LENDER, this Continuing Guaranty shall not be terminable as long as there are any Obligations of DEALER to the LENDER in effect or pending. If no such Obligations are in effect or pending, then this Continuing Guaranty may be terminated by notice sent to the LENDER, by certified mail, stating an effective date after the receipt of such notice. A notice of termination shall not be effective for a period of 60 days after receipt by the LENDER. No termination shall be effective as pertains to any Obligation of DEALER incurred prior to the effective date of termination. No termination shall likewise be effected by the death or incompetency of any of the GUARANTORS. Notwithstanding a valid termination in accordance with this paragraph, this Continuing Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the LENDER upon the insolvency, bankruptcy or reorganization of DEALER or otherwise,

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all as though such payment had not been made.  If the obligations of one or more
GUARANTORS hereunder are terminated or if one or more GUARANTORS are released from this Continuing Guaranty, for any reason whatsoever, whether by an act of any LENDER or otherwise, such termination or release shall not operate to terminate this Continuing Guaranty with respect to any other GUARANTOR or operate to release any other GUARANTOR from the obligations hereunder. This Continuing Guaranty remains fully enforceable irrespective of any defenses which the DEALER may assert on the underlying debt including, but not limited to, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction, and usury.

          The GUARANTORS hereby consent that, without notice to, or further consent of GUARANTORS: (a) the performance or observance by DEALER of the Obligations may be waived or the time of performance thereof extended by a LENDER; (b) the payment of any Obligation hereby guaranteed may be accelerated or extended in accordance with any agreement between a LENDER and any party liable with respect thereto; or (c) the Obligations may be renewed, in whole or in part, or new Obligations may be created or incurred, or any collateral therefor or any guaranty thereof may be exchanged, surrendered, released or otherwise dealt with as each LENDER may determine, and any of the acts mentioned in the Obligations may be done, all without affecting the liability of GUARANTORS hereunder. Without in any way limiting the foregoing, the GUARANTORS hereby waive any other act or omission of each LENDER which changes the scope of the GUARANTORS' risk.

          GUARANTORS hereby waive: (a) promptness, diligence, presentment of any instrument, demand for payment, protest, notice of dishonor, notice of presentment, notice of nonpayment, notice of protest, notice of default (or any other notice of any kind to GUARANTORS, all of which are hereby expressly waived by GUARANTORS to the fullest extent permitted by law); (b) notice of any exchange, surrender, release or other handling of any GUARANTORS or collateral relating to DEALER; (c) failure of any LENDER to obtain and perfect or maintain the perfection or priority of any security interest or lien on property to secure any of the Obligations; (d) defenses, offset and counterclaims which the GUARANTORS may at any time have to any claim of any LENDER against the DEALER;
(e) any changes in the terms of the Obligations, whether deemed material or not, including any interest rate adjustment; (f) any other change in the Obligations including a change in the business structure of the DEALER; (g) surrender, release, exchange or substitution of any collateral or dealing with or taking any additional collateral; (h) abstaining from taking advantage of or realizing upon any security interest or other guarantee; and (i) any impairment of any collateral. Further, the GUARANTORS hereby waive all errors and omissions in connection with each LENDER's administration of the Obligations, except behavior which amounts to bad faith. Finally, without in any way limiting the foregoing, each of the GUARANTORS hereby

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waives any other act or omission of any LENDER which changes the scope of each of the GUARANTOR's risk.

          It is contemplated that this is and is intended to be the personal guaranty of payment and performance of each GUARANTOR and any language in connection with any signature indicating a capacity other than personal shall be deemed stricken from and shall not be part of the signature; however, this provision shall not apply to the signature of a person who signs as an officer of a corporation which executes this Continuing Guaranty as a Corporate Guarantor of the DEALER. The liability of the GUARANTORS is primary, absolute and unconditional, and shall not be subject to deduction for any claim of setoff, counterclaim or defense of DEALER, or loss of contribution from any CO-GUARANTORS hereunder or release or discharge of one or more of the CO-GUARANTORS, and the GUARANTORS shall have no right of subrogation, reimbursement, indemnity, or recourse to any assets or property of DEALER or to any security for the indebtedness or Obligations owing to any LENDER by DEALER, unless and until all of such indebtedness and Obligations shall have been performed and paid in full with interest, fees and costs. If any amount shall be paid to a GUARANTOR as payment on the Subordinated Indebtedness or on account of such subrogation, reimbursement or indemnity rights at any time before all Obligations have been paid in full, such amount shall be held in trust for the benefit of the LENDERS and shall forthwith be paid to the LENDERS to be credited and applied to the Obligations, whether matured or unmatured. The liability of the GUARANTORS under this Continuing Guaranty shall be absolute and unconditional irrespective of any lack of validity or enforceability of the Obligations or any other agreement or instrument relating thereto or any other circumstance which might otherwise constitute a defense available to, or a discharge of, the DEALER or a GUARANTOR. Nothing shall discharge or satisfy the joint and several liability of the GUARANTORS hereunder except such full performance and payment.

          This is a guaranty of payment, and not of collection, and the GUARANTORS therefore agree that each LENDER shall not be obligated, prior to seeking recourse against or receiving payment from the GUARANTORS, to do any of the following acts (although each LENDER may do so, in whole or in part, at its sole option), the performance of each of which is hereby unconditionally waived by the GUARANTORS: (a) take any steps whatsoever to collect from DEALER or to file any claim of any kind against DEALER; (b) take any steps whatsoever to accept, perfect any LENDER's interest in, or foreclose or realize on, any collateral security, if any, pledged or given as security for the payment of the amounts due any LENDER, or any guaranty of such amounts; or (c) in any other respect exercise any diligence whatever in collecting or attempting to collect the amounts due any LENDER by any means. Each GUARANTOR agrees that this Continuing Guaranty may be enforced by the LENDER without the necessity at any time of resorting to or exhausting any other security or collateral,

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whether owned by Dealer or any CO-GUARANTOR, and each GUARANTOR hereby waives any right it may otherwise have under any statute, regulation or other law to require the LENDER to proceed against the DEALER or any CO-GUARANTOR or to require the LENDER to pursue any other remedy or enforce any other right prior to proceeding against the GUARANTOR.

          No waiver by any LENDER of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of any LENDER in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any LENDER of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence in relation to this Continuing Guaranty. The provisions of this Continuing Guaranty are cumulative and in addition to the provisions of any of the Obligations guaranteed by this Continuing Guaranty or any other agreement executed in conjunction herewith and each LENDER shall have all the benefits, rights and remedies provided by any Obligation guaranteed hereby.

          Each LENDER may employ an attorney or a law firm to enforce its rights and remedies hereunder and GUARANTORS hereby agree, jointly and severally, to pay to each LENDER reasonable attorneys' fees (provided, however, that if this Continuing Guaranty is governed by and construed and enforced under the laws of the State of Georgia, the GUARANTORS shall pay to each LENDER attorneys' fees at the rate of 15% of the principal and interest owing by DEALER to each LENDER), whether or not suit be brought, including attorneys' fees on appeal, plus all other reasonable expenses incurred by a LENDER in exercising any of its rights and remedies hereunder, including without limitation, court costs, other legal expenses and attorneys' fees incurred in connection with consultation, arbitration and litigation, and such fees, costs, and expenses shall bear interest at the rate of 18% per annum until paid.

          Except as otherwise provided herein, each LENDER may assign this Continuing Guaranty or any of its rights and powers hereunder, with all of the Obligations hereby guaranteed, and may assign and/or deliver to any such assignee any of the security therefor, if any, and in the event of such assignment, the assignee of such rights and powers and of such security, shall have the same rights, duties, remedies and obligations as if originally named herein in place of a LENDER and, upon such assignee's written acceptance and assumption of same, the assigning LENDER shall be thereafter fully discharged from all responsibility with respect to any such security so assigned and/or delivered. Neither this guaranty nor any obligation hereunder may be assigned by the GUARANTORS. This instrument shall bind the GUARANTORS' respective heirs, administrators and personal representatives.

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          This Continuing Guaranty is intended by the parties hereto as a final expression of the guarantee agreement set forth herein and is also intended as a complete and exclusive statement of the terms of that agreement. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms, nor are there any conditions to the full effectiveness of this Continuing Guaranty. The obligations of the GUARANTORS hereunder shall be complete and binding upon execution of this Continuing Guaranty and subject to no conditions, precedent or otherwise. Each of the persons who has signed this Continuing Guaranty has unconditionally delivered it to each LENDER, and failure to sign this or any other guaranty by any other person shall not discharge the liability of any signer.

          This Continuing Guaranty shall be governed by and construed and enforced under the laws of the State of GEORGIA without regard to its conflict of laws principles. Whenever possible, each provision of this Continuing Guaranty shall be interpreted so as to be effective and valid under applicable law, but if any provision of this Continuing Guaranty shall be invalid under applicable law, such provision shall be ineffective only to the extent of such invalidity, without invalidating the remainder of such provision or the remainder of this Continuing Guaranty. The singular when used herein shall include the plural, the neuter shall include masculine and feminine, and the masculine shall include the feminine.

          GUARANTORS hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based on this Continuing Guaranty, or arising out of, under, or in connection with any document executed in connection with this Continuing Guaranty or any transaction related hereto, or in connection with any course of conduct, course of dealing, statements (whether verbal or written), or actions of any LENDER or any other person. This waiver of trial by jury provision is a material inducement for the LENDERS to

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enter into the transactions guaranteed by this Continuing Guaranty.

          The GUARANTORS hereby acknowledge receipt of a fully executed copy of this Continuing Guaranty.

          IN WITNESS WHEREOF, each of the undersigned GUARANTORS has caused this Continuing Guaranty to be executed under hand and seal this 29 day of April 1996.

Guarantors:

                          (SEAL)                         Address
-------------------------          --------------------
                          (SEAL)                         Address
-------------------------          --------------------
Corporate Guarantor:

UNITED AUTO GROUP, INC.            ATTEST:
(Print Name)

By:/s/ Carl Spielvogel             By:/s/ George Lowrance
   -------------------                -------------------
   Carl Spielvogel    ,President      George Lowrance,  Secretary
   -------------------                ---------------

   375 Park Avenue    Address
   -------------------
   New York, NY 10152                 (CORPORATE SEAL)
   ------------------



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